UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2007

EPICOR SOFTWARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20740	33-0277592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18200 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 585-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 14, 2007, the Compensation Committee of the Board of Directors of Epicor Software Corporation (the “Company”), approved two forms of restricted stock agreements (collectively referred to as the “Agreements”) for use under the Company’s 2007 Stock Incentive Plan.

General Terms. The Agreements provide for the grant of a number of shares of Company common stock subject to achievement of certain vesting criteria. The recipient must pay a purchase price per share equal to the par value of Company common stock ($0.001), which will be deemed paid through the recipient’s services rendered to the Company. In the event the grant is subject to tax withholdings, the recipient must make arrangements satisfactory to the Company to cover applicable tax withholdings.

Vesting. The time-based vested form of restricted stock agreement provides that the shares of Company common stock subject to the restricted stock award will vest according to a time-based vesting schedule and subject to the recipient remaining a service provider through the applicable vesting date(s). The performance-based vested form of restricted stock agreement provides that the shares of Company common stock subject to the restricted stock award will vest depending on achievement of certain performance criteria over one or more performance years, in accordance with a time-based vesting schedule, and subject to the recipient remaining employed through a specified date(s). In addition, the performance-based vested form of restricted stock agreement provides that, in the event of a Change in Control (as such term is defined in the Company’s 2007 Stock Incentive Plan), the restricted stock award will vest in the number of shares of restricted stock attributable to the highest achievement target percentages in a specified achievement level for the applicable performance goals for the performance year in which the Change of Control occurs and any future performance year(s). Except as otherwise provided in the Agreements, shares that have not vested by the time of a recipient’s termination of service with the Company will be forfeited.

Stockholder Rights. A restricted stock award recipient generally will have the rights of a Company stockholder, including voting rights and the right to receive dividends and distributions, with respect to the shares upon their issuance, recordation and delivery to the recipient or escrow agent.

This summary of the terms of the Agreements is not intended to be complete and is qualified in its entirety by the Agreements, filed hereto as exhibits 10.1 and 10.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Form of Time-based restricted stock agreement (incorporated by reference to the Company’s Form S-8 filed June 18, 2007)

10.2	Form of Performance-based restricted stock agreement (incorporated by reference to the Company’s Form S-8 filed June 18, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPICOR SOFTWARE CORPORATION (Registrant)

Date: June 20, 2007	By:	/s/ John D. Ireland
John D. Ireland Sr. Vice President; General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Time-based restricted stock agreement (incorporated by reference to the Company’s Form S-8 filed June 18, 2007)

10.2	Form of Performance-based restricted stock agreement (incorporated by reference to the Company’s Form S-8 filed June 18, 2007)